UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2010

CVB FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2010, Mr. Edward J. Biebrich Jr., Executive Vice President and Chief Financial Officer of CVB Financial Corp. (the “Company”) and Citizens Business Bank (the “Bank”), announced his intention to postpone his intended December 31, 2010 retirement from his positions with the Company and the Bank in order to assist the Company in responding to the Securities and Exchange Commission inquiry disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2010. A copy of the August 12, 2010 press release relating to the postponement of retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

99.1	Press Release announcing Chief Financial Officer’s Postponement of Retirement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: August 16, 2010

By: /s/    Edward J. Biebrich Jr.
Edward J. Biebrich Jr.,
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release announcing Chief Financial Officer’s Postponement of Retirement